-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): October 15, 2004


                     BEAR STEARNS ASSET BACKED FUNDING II INC
                          Whole Auto Loan Trust 2003-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-107577-01                22-3863780
--------------------------------------------------------------------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust 2003-1. This report and exhibit is being filed, pursuant to the terms of agreements dated October 7, 2003.

     On October 7, 2003, Bear Stearns Asset Backed Funding II Inc. entered into an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding II Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2003-1 (the "Trust"). Also on October 7, 2003, the Trust entered into
(1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding II Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     Additionally on October 7, 2003 Bear Stearns Asset Backed Funding II Inc. entered into (1) a Receivables Purchase Agreement (the "WALT Receivables Purchase Agreement"), between Whole Auto Loan Trust as seller, and Bear Stearns Asset Backed Funding II Inc., as purchaser, (2) a Receivables Purchase Agreement (the "ALFT 2002-1 Receivables Purchase Agreement"), between Auto Loan Funding Trust 2002-1, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser, (3) a Receivables Purchase Agreement (the "ALFT II Receivables Purchase Agreement"), between Auto Loan Funding Trust II, as seller and Bear
Stearns Asset Backed Funding II Inc., as purchaser and (4) a Receivables Purchase Agreement (the "ALFT IV Receivables Purchase Agreement" together with the WALT Receivables Purchase Agreement, the ALFT 2002-1 Receivables Purchase Agreement, and the ALFT II Receivables Purchase Agreement, the "Receivables Purchase Agreements"), between Auto Loan Funding Trust IV, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser.

    On October 15, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 15, 2004 as Exhibit 99.1.

Whole Auto Loan Trust 2003-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  October 18, 2004              By: /s/ Melissa Wilman
                                        -----------------------------
                                        Melissa Wilman
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2003-1
                        Statement to Certificateholders
                                October 15, 2004


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL            BEGINNING                                                                    ENDING
               FACE               PRINCIPAL                                                                    PRINCIPAL
   CLASS       VALUE              BALANCE            PRINCIPAL        INTEREST           TOTAL                 BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         758,000,000.00               0.00                0.00            0.00              0.00                   0.00
A2A        834,000,000.00     485,968,821.74       68,911,805.00      566,963.63     69,478,768.63         417,057,016.74
A2B         20,000,000.00      11,653,928.58        1,652,561.27       35,835.83      1,688,397.10          10,001,367.31
A3A        160,875,000.00     160,875,000.00                0.00      246,675.00        246,675.00         160,875,000.00
A3B        273,250,000.00     273,250,000.00                0.00      453,139.58        453,139.58         273,250,000.00
A3C        160,875,000.00     160,875,000.00                0.00      288,234.38        288,234.38         160,875,000.00
A4         462,605,000.00     462,605,000.00                0.00      994,600.75        994,600.75         462,605,000.00
B           69,520,000.00      60,346,974.79        2,738,085.17      112,647.69      2,850,732.86          57,608,889.62
C           27,805,000.00      24,138,789.92        1,095,234.07       62,962.01      1,158,196.08          23,043,555.85
D           69,520,000.00      56,677,338.10        3,833,319.24      283,386.69      4,116,705.93          52,844,018.86
CERT                 0.00               0.00                0.00    5,614,319.90      5,614,319.90                   0.00
TOTALS   2,836,450,000.00   1,696,390,853.13       78,231,004.75    8,658,765.46     86,889,770.21       1,618,159,848.38
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                              ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL      CLASS        RATE
-----------------------------------------------------------------------------------------------------------------------------------
A1      96683MAH6       0.00000000        0.00000000       0.00000000        0.00000000        0.00000000     A1        1.100000 %
A2A     96683MAJ2     582.69642894       82.62806355       0.67981251       83.30787606      500.06836540     A2A       1.400000 %
A2B     96683MAQ6     582.69642900       82.62806350       1.79179150       84.41985500      500.06836550     A2B       3.690000 %
A3A     96683MAR4   1,000.00000000        0.00000000       1.53333333        1.53333333    1,000.00000000     A3A       1.840000 %
A3B     96683MAK9   1,000.00000000        0.00000000       1.65833332        1.65833332    1,000.00000000     A3B       1.990000 %
A3C     96683MAS2   1,000.00000000        0.00000000       1.79166670        1.79166670    1,000.00000000     A3C       2.150000 %
A4      96683MAL7   1,000.00000000        0.00000000       2.15000000        2.15000000    1,000.00000000     A4        2.580000 %
B       96683MAM5     868.05199640       39.38557494       1.62036378       41.00593872      828.66642146     B         2.240000 %
C       96683MAN3     868.14565438       39.38982449       2.26441324       41.65423773      828.75582989     C         3.130000 %
D       96683MAP8     815.26665852       55.13980495       4.07633329       59.21613823      760.12685357     D         6.000000 %
TOTALS                598.06830832       27.58060419       3.05267692       30.63328111      570.48770413
-----------------------------------------------------------------------------------------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Xandrea H Powell
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5428
                              Fax: (212) 623-5933
                        Email: xandrea.powell@chase.com
             ------------------------------------------------------


    Effective October 4, 2004, Bear Stearns Asset Receivables Corp., the Servicer, removed Systems & Services Technologies, Inc. as Data Administrator under the
    Data Administration Agreement pursuant to the provision of that agreement that allows the Servicer to remove the Data Administrator without cause.
    Bear Stearns Asset Receivables Corp. is now the Data Administrator.

         RECEIVABLES
                                Beginning Receivables Balance                                                     1,815,970,034.49
                                Ending Receivables Balance                                                        1,732,166,317.41
                                Beginning Number of Contracts                                                              131,002
                                Ending Number of Contracts                                                                 127,882

         COLLECTIONS
                                Interest:
                                Interest Collections                                                                  5,824,442.45
                                Reinvestment Income                                                                      99,604.26
                                Repurchased Loan Proceeds Related to Interest                                             1,104.24
                                Total Interest Collections                                                            5,925,150.95

                                Principal:
                                Principal Collections                                                                53,322,430.64
                                Prepayments in Full                                                                  27,383,910.09
                                Repurchased Loan Proceeds Related to Principal                                          391,492.59
                                Total Principal Collections                                                          81,097,833.32

                                Recoveries and Liquidation Proceeds                                                   1,410,360.46

                                Total Collections                                                                    88,433,344.73

                                Principal Losses for Collection Period                                                2,705,883.76

         DISTRIBUTIONS
         Fees:
                                Receivable Servicers                                                                  1,513,308.36
                                Data Administration and Reporting Fees:                                                  30,266.17
                                Other Fees:                                                                                   0.00
                                Total Fees:                                                                           1,543,574.53

         Interest Distribution Amounts
                                Interest Due - Class A-1                                                                      0.00
                                Interest Paid - Class A-1                                                                     0.00
                                Shortfall - Class A-1                                                                         0.00
                                Carryover Shortfall - Class A-1                                                               0.00
                                Change in Carryover Shortfall - Class A-1                                                     0.00

                                Interest Due - Class A-2a                                                               566,963.63
                                Interest Paid - Class A-2a                                                              566,963.63
                                Shortfall - Class A-2a                                                                        0.00
                                Carryover Shortfall - Class A-2a                                                              0.00
                                Change in Carryover Shortfall - Class A-2a                                                    0.00

                                Interest Due - Class A-2b                                                                35,835.83
                                Interest Paid - Class A-2b                                                               35,835.83
                                Shortfall - Class A-2b                                                                        0.00
                                Carryover Shortfall - Class A-2b                                                              0.00
                                Change in Carryover Shortfall - Class A-2b                                                    0.00

                                Interest Due - Class A-3a                                                               246,675.00
                                Interest Paid - Class A-3a                                                              246,675.00
                                Shortfall - Class A-3a                                                                        0.00
                                Carryover Shortfall - Class A-3a                                                              0.00
                                Change in Carryover Shortfall - Class A-3a                                                    0.00

                                Interest Due - Class A-3b                                                               453,139.58
                                Interest Paid - Class A-3b                                                              453,139.58
                                Shortfall - Class A-3b                                                                        0.00
                                Carryover Shortfall - Class A-3b                                                              0.00
                                Change in Carryover Shortfall - Class A-3b                                                    0.00

                                Interest Due - Class A-3c                                                               288,234.38
                                Interest Paid - Class A-3c                                                              288,234.38
                                Shortfall - Class A-3c                                                                        0.00
                                Carryover Shortfall - Class A-3c                                                              0.00
                                Change in Carryover Shortfall - Class A-3c                                                    0.00

                                Interest Due - Class A-4                                                                994,600.75
                                Interest Paid - Class A-4                                                               994,600.75
                                Shortfall - Class A-4                                                                         0.00
                                Carryover Shortfall - Class A-4                                                               0.00
                                Change in Carryover Shortfall - Class A-4                                                     0.00

                                Interest Due - Class B                                                                  112,647.69
                                Interest Paid - Class B                                                                 112,647.69
                                Shortfall - Class B                                                                           0.00
                                Carryover Shortfall - Class B                                                                 0.00
                                Change in Carryover Shortfall - Class B                                                       0.00

                                Interest Due - Class C                                                                   62,962.01
                                Interest Paid - Class C                                                                  62,962.01
                                Shortfall - Class C                                                                           0.00
                                Carryover Shortfall - Class C                                                                 0.00
                                Change in Carryover Shortfall - Class C                                                       0.00

                                Interest Due - Class D                                                                  283,386.69
                                Interest Paid - Class D                                                                 283,386.69
                                Shortfall - Class D                                                                           0.00
                                Carryover Shortfall - Class D                                                                 0.00
                                Change in Carryover Shortfall - Class D                                                       0.00

                                Interest Due - Total                                                                  3,044,445.56
                                Interest Paid - Total (Includes Certificates)                                         8,658,765.46
                                Shortfall - Total                                                                             0.00
                                Carryover Shortfall - Total                                                                   0.00
                                Change in Carryover Shortfall - Total                                                         0.00

         Principal Allocations
                                First Allocation of Principal                                                                 0.00
                                Second Allocation of Principal                                                                0.00
                                Third Allocation of Principal                                                                 0.00
                                Regular Principal Allocation                                                         78,231,004.74
                                Total Principal Allocations                                                          78,231,004.74

         Principal Distribution Amounts
                                Principal Distribution - Class A-1                                                            0.00
                                Principal Distribution - Class A-2a                                                  68,911,805.00
                                Principal Distribution - Class A-2b                                                   1,652,561.27
                                Principal Distribution - Class A-3a                                                           0.00
                                Principal Distribution - Class A-3b                                                           0.00
                                Principal Distribution - Class A-3c                                                           0.00
                                Principal Distribution - Class A-4                                                            0.00
                                Principal Distribution - Class B                                                      2,738,085.17
                                Principal Distribution - Class C                                                      1,095,234.07
                                Principal Distribution - Class D                                                      3,833,319.24

                                Certificate Distribution                                                              5,614,319.90

         Total Distribution                                                                                          88,433,344.73

         PORTFOLIO INFORMATION
                                Weighted Average Coupon                                                                     3.87 %
                                Weighted Average Original Term (months)                                                      59.33
                                Weighted Average Remaining Term                                                              37.53
                                Weighted Average Age (months)                                                                23.28
                                Remaining Number of Receivables                                                            127,882
                                Portfolio Receivable Balance (end of period)                                      1,732,166,317.41
                                                     Discount Receivables                                         1,183,303,470.19
                                                     Non-Discount Receivables                                       462,664,804.81
                                Adjusted Portfolio Receivable Balance (end of period)                             1,645,968,275.00

         OVERCOLLATERALIZATION INFORMATION
                                Overcollateralization Amount                                                         27,808,426.61
                                Target Level of Overcollateralization                                                27,808,426.61

         NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                                Total Principal Losses for Collection Period                                          2,705,883.76
                                Recoveries and Liquidation Proceeds                                                   1,410,360.46
                                Net Losses for Collection Period                                                      1,295,523.30
                                Net Loss Rate for Collection Period(annualized)                                           0.8561 %

                                Cumulative Net Losses for all Periods($)                                             14,831,729.60
                                Cumulative Net Losses for all Periods(% of original portfolio)                            0.5017 %

                                Delinquent Receivables
                                Number of Contracts
                                31 - 60 Days Delinquent                                                                      1,927
                                61 - 90 Days Delinquent                                                                        290
                                91 - 120 Days Delinquent                                                                        94
                                Over 120 Days Delinquent                                                                       161
                                Sub Total                                                                                    2,472
                                Repossesions (# of vehicles)                                                                   235
                                Total Number of Delinquencies and Repossesions                                               2,707

                                $ Amount of Delinquency
                                31 - 60 Days Delinquent                                                              28,408,620.90
                                61 - 90 Days Delinquent                                                               4,404,577.36
                                91 - 120 Days Delinquent                                                              1,373,778.48
                                Over 120 Days Delinquent                                                              2,634,207.44
                                Sub Total                                                                            36,821,184.18
                                Repossesions                                                                          3,335,139.65
                                Total Amount of Delinquencies and Repossesions                                       40,156,323.83

                                % of End Period Balance
                                31 - 60 Days Delinquent                                                                   1.6401 %
                                61 - 90 Days Delinquent                                                                   0.2543 %
                                91 - 120 Days Delinquent                                                                  0.0793 %
                                Over 120 Days Delinquent                                                                  0.1521 %
                                Sub Total                                                                                 2.1257 %
                                Repossesions                                                                              0.1925 %
                                Total % of Delinquencies and Repossesions                                                 2.3183 %


                                Monthly Net Loss Rate:
                                Current Collection Period                                                                 0.0713 %
                                Preceding Collection Period                                                               0.0702 %
                                Second Preceding Collection Period                                                        0.0664 %
                                Three Month Average                                                                       0.0693 %
                                Annualized Average Net Loss Rate                                                         0.08316 %


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


